ELFUN FUNDS

Supplement Dated June 20, 2003

To Prospectus Dated April 30, 2003

The following language is added after the third sentence of the first paragraph in the first column on page 45 of the Prospectus:

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, certain ordinary income distributions made to you may also qualify to be taxed at long-term capital gain rates.

The following language is added as a new paragraph after the first paragraph in the first column on page 45 of the prospectus:

In addition, if you sell or redeem Fund units, you generally will realize a capital gain or loss, which will be long-term or short-term, depending upon how long you held those units. The Jobs and Growth Tax Relief Reconciliation Act of 2003 reduced the rate applicable to long-term capital gains realized after May 5, 2003.

The language under “Backup Withholding” located on page 45 of the Prospectus is deleted in its entirety and replaced with the following:

If you do not provide complete and certified taxpayer identification information, each Fund is obligated by law to withhold 28% of most Fund distributions.